SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 29, 2003

                             ----------------------

                       COMMISSION FILE NUMBER #000-1024048


      NEVADA                     HOMELIFE, INC.                  33-0680443
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 (State of other         (Exact name of registrant as         (I.R.S. Employer
 jurisdiction of           specified in its charter)         Identification No.)
incorporation or
  organization

                   9475 Heil Avenue, Suite D
                       Fountain Valley, CA                         92708
     ------------------------------------------------------     ----------
          (Address of principal executive officers)              (Zip Code)

        Registrant's telephone number, including area code (714) 418-1414

                             ----------------------

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)  Previous independent accountants

          (i) On March 23, 2003, HomeLife, Inc.'s (the "Registrant") Audit Committee participated in and approved the decision of Schwartz Levitsky Feldman llp to resign as the Registrant's independent accountants effective immediately.

          (ii) The reports of Schwartz Levitsky Feldman llp on the financial statements for the past two fiscal years ending May 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

          (iii) In connection with its audits for the two most recent fiscal years and through August 29, 2003, there have been no disagreements with Schwartz Levitsky Feldman llp on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Schwartz Levitsky Feldman llp would have caused them to make reference thereto in their report on the financial statements for such years.

          (iv) The Registrant has requested that Schwartz Levitsky Feldman llp furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 29, 2003, is filed as Exhibit 16 to this Form 8-K.

     (b)  New independent accountants

          (i)   The  Registrant  engaged  Rotenberg  &  Co.,  LLP,  as  its  new independent accountants effective for the audit of the Registrant's financial statements for the year ending May 31, 2003. During the two most recent fiscal years and through August 29, 2003, the Registrant has not consulted with Rotenberg & Co., LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Rotenberg & Co., LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as the term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

Exhibit Number      Description
--------------      -----------
     16             Letter from Schwartz  Levitsky  Feldman llp dated August 29,
                    2003


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SHEFFIELD PHARMACEUTICALS, INC.


Dated:  August 29, 2003                 By: /s/ Andrew Cimerman
                                           ------------------------------------
                                           Andrew Cimerman
                                           President and Chief Executive Officer